UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________
FORM 8-K/A
______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2020 (November 18, 2020)
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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
 ______________________________

Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)
(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report.)
 ___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Amendment No. 1 on Form 8-K/A (Amendment) amends the Current Report on Form 8-K dated November 18, 2020 (Form 8-K), in which the Federal Home Loan Bank of Indianapolis (Bank) reported the election by the Bank's stockholders of new directors Lisa D. Cook, Clifford M. Clarke, and Todd Sears and re-election by the Bank’s stockholders of Charlotte C. Decker and Karen F. Gregerson to the Board for terms of four years each beginning on January 1, 2021. At the time of the filing of the previous Form 8-K, the committees of the Board to which Directors would be named for 2021 had not yet been determined. The Bank is now filing this Amendment to supplement the previously-filed Form 8-K to report Board Committee assignments for 2021.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On December 16, 2020, the Board approved the following Committee assignments for all Directors for 2021:

Name	Affordable Housing	Audit	Executive/ Governance	Finance/Budget	Human Resources	Risk Oversight	Succession Planning	Technology
Dan L. Moore	EO	EO	C	EO	EO	EO	EO	EO
Karen F. Gregerson		X	VC			X
Brian D.J. Boike				X	X	VC
Ronald Brown	X				VC	X	X
Clifford M. Clarke				X	X			VC
Lisa D. Cook				X		X		X
Charlotte C. Decker			X			X		C
Robert M. Fisher		X	X		C		X
Michael J. Hannigan, Jr.					X		VC	X
Jeffrey G. Jackson	X	VC				X
James L. Logue III	X			VC	X		X
Robert D. Long		C	X	X				X
Michael J. Manica	X		X	C			X
Larry W. Myers		X	X			C
Christine Coady Narayanan		X	X				C
Todd Sears	VC	X						X
Larry A. Swank	C		X	X			X
"C" designates a committee chair; "VC" designates a committee vice chair; "X" designates a committee member; "EO" is a committee member ex officio.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2020

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/CINDY L. KONICH
Cindy L. Konich
President - Chief Executive Officer

By:	/s/GREGORY L. TEARE
Gregory L. Teare
Executive Vice President - Chief Financial Officer